Santaro Interactive Entertainment Company  8-K

Exhibit 10.1

Santaro Interactive Entertainment Company

SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, as of  _____________, the Investor identified as such below and in the Investor Questionnaire (“Purchaser” or “Investor”) hereby executes this Subscription Agreement and subscribes to:
TOTAL SUBSCRIPTION FOR: (2)  $_______________________ (U.S. $200,000.00 for each Unit)
(3) ____ Units. Each Unit comprised of (i) 100,000 Common Shares of Santaro Interactive Entertainment Company; and (ii) 3 year warrants to purchase up to 50,000 Common Shares of Santaro Interactive Entertainment Company at the exercise (“strike”) price of $5.00 per share (the “Unit(s)”).

Investor understands and agrees that:

I.           SUBSCRIPTION FOR THE PURCHASE OF INTEREST SHARES.

(1)           The Investor agrees to become a shareholder of Santaro Interactive Entertainment Company (“the Company”) and in connection therewith subscribes for and agrees to purchase Units in this Offering and to make a capital contribution (“Capital Contribution”) to the Company in the amount stated above, and on the terms provided for herein and in the Private Placement Offering Memorandum (the “Memorandum”).  The minimum initial subscription is U.S. $200,000.00, subject to the sole discretion of the Company to lower the minimum subscription.  The Investor agrees to, and understands, the terms and conditions upon which the Units are being offered, including, without limitation, the risk factors referred to in the Memorandum.
(2)           In the event this Subscription is not accepted by the Company, then the funds transmitted herewith shall be returned to the Investor, without reduction and without interest, and thereupon this Subscription Agreement shall be null and void.
(3)           Investor understands that this Subscription is not binding on the Company unless and until it is accepted by the Company, as evidenced by the Company’s execution of this Subscription Agreement where indicated below.  The Company reserves the right to reject this Subscription for the purchase of Units for any reason or no reason, in whole or in part, and at any time prior to acceptance thereof.  In the event of rejection of this Subscription, the Subscription Payment will be promptly returned to the Investor without deduction along with this Subscription Agreement, and this Subscription Agreement shall have no force and effect.  Upon acceptance of this Subscription by the Company, the Investor shall be a shareholder.  The account in which the Subscription Payments are received is an attorney’s IOLTA account, and no interest shall be paid to any Investor on any funds held in such account.
(4)           Investor acknowledges that he has received, read, understood and is familiar with the Memorandum and the terms of the Offering pursuant to which this Subscription is being made.  Purchaser further acknowledges that, except as set forth in the Memorandum, no representations or warranties have been made to him by the Company, or by any person acting on behalf of the Company, with respect to the Units, the business of the Company, the financial condition of the Company, and/or the economic, tax or other aspects or consequences of a subscription for the Units, and that the Purchaser has not relied upon any information concerning the Offering, written or oral, other than that contained in the Memorandum and the documents attached or referred to in the Memorandum.  Furthermore, no representations were made by the Company, which were in any way inconsistent with the Memorandum or its exhibits.

(5)           The Investor understands the business objectives and the business strategies, which may be pursued by the Company.  The Investor’s investment in the Units is consistent with the investment objectives and objectives and cash flow requirements of the Investor and will not adversely affect the Investor’s overall need for diversification and liquidity.  The Investor has not reproduced, duplicated or delivered the Memorandum or this Subscription Agreement to any other person, except professional advisors to the Investor or as instructed by Company principals.
(6)           Investor recognizes that an investment in the Units involves significant RISKS, including, but not limited to those set forth in the Memorandum.  Investors were encouraged to seek independent counsel concerning subscribing to the Company’s Units.
(7)           The Units have not been registered under the Securities Act of 1933, as amended (“the Act”) or the securities laws of any State (taken together as “Act(s)”), but are being offered in reliance upon exemptions provided by Regulation D, Rule 506.
(8)           Investor represents that he is acquiring the Units subscribed for hereunder as an investment for his own account and not for the accounts of others, and not for the transfer, assignment, resale or distribution thereof, in whole or in part.
(9)           This Offering consists of Units, which cannot be resold or otherwise transferred unless they are registered under the Act(s), or conveyed via a provable exemption at both the Federal and State levels. The Company is the only entity which may register the Units contained in the Offering under the Act(s) and the Company has not made any representations regarding the registration of the Units or compliance with Regulation D or some other exemption under the Act(s) except as specifically set forth in the Memorandum. Investor will not sell or attempt to sell the Units without registration under the Act(s) and any other applicable State law, unless such exemptions exist and are proven to the Company by a written opinion of legal counsel at the Investor’s expense. Investor acknowledges and accepts all of the restrictions and conditions set forth in the Memorandum and the Act(s) regarding these Units.
(10)           The Securities to which the Investor subscribed are being sold in reliance upon Investor’s representations, warranties and agreements set forth herein and in the Investor Questionnaire executed in connection herewith.
(11)           The Investor hereby acknowledges that no representations or guarantees have been made to him as to the performance of the aforementioned securities by any agent or representative of the Company and the Investor understands that he/she may not make any return on the investment and may, in fact, lose the investment.
(12)           Investor understands that the Company will sell its Units only to Investors whom it believes are “accredited” as that term is defined in Rule 501 of Regulation D.
(13)           The Investor agrees and is aware that:
(a)           no Federal or State agency has passed upon the Units or made any findings or determination as to the fairness of this investment; and
(b)           there are substantial risks of loss of investment incidental to the purchase of the Units, including those summarized in the Memorandum.
(14)           The Investor understands that there is no public or private market for the aforementioned securities and that he may not be able to sell the aforementioned securities in the future.  Any future offer or sale of the aforementioned securities may require registration with the SEC, and any  States’ securities administrations where the Company intends to offer or sell its securities, or there must be an available exemption from registration by the Investor as to which the Company makes no warranties or representations.

(15)           The Investor also understands and agrees that, although the Company will use its best efforts to keep the information provided in the answers to this Subscription Agreement strictly confidential, the Company may present this Subscription Agreement and the information provided in answers to it to such parties as it deems advisable if called upon to establish the availability under any applicable law of an exemption from registration of the Units or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it is or may be bound.
(16)           Investment funds will not be refunded to any investor unless the minimum of US $500,000 is not raised within 180 days of the date set forth on the cover of this Confidential Private Placement Memorandum (the “Investment Period”).  In the event that US $500,000 is raised in this Offering within the Investment Period, all ownership and control of all investment funds will immediately vest in the Company.  There is no refund of any kind available except for the failure of the Company to raise the minimum Offering amount of US $500,000 within the Investment Period as set forth above; and any such refunds will not be made until after expiration of the Investment period.
(17)           The Investor understands that the Company’s business, methods and operations are PROPRIETARY AND CONFIDENTIAL.  Investor agrees to hold such information in confidence and not divulge such information to anyone.  Investor further agrees not compete with the activities of the Company in any manner that might adversely affect the performance of the Company.  Investor further agrees that any confidential information of the Company shall be deemed a “trade secret” as that term is defined under the Economic Espionage Act of 1996 (the Espionage Act”).  Investor further agrees and acknowledges that the provisions of this Agreement constitute reasonable steps by the Company under the Espionage Act and applicable provisions of State Statutes to maintain the secrecy and confidentiality of the Company’s proprietary, confidential and trade secret information.
(18)           Purchaser understands that, in furtherance of the transfer restrictions stated above:
(i) The Company will record stop transfer instructions in its stock record books to restrict an impermissible resale or other transfer of the securities; and
(ii) Each document evidencing the securities will bear a restrictive legend in substantially the following form:
The Units evidenced by this certificate have not been registered under either the Securities Act of 1933, as amended, or the securities laws of any State including the State Securities and Investor Protection Act, as amended.  These securities may not be offered for sale, sold, assigned, pledged, hypothecated, or otherwise transferred at any time absent either (A) registration of the transaction under the Securities Act of 1933, as amended, or (B) the issuer’s receipt of an acceptable opinion of counsel that registration of the transaction under such laws is not required.

II.           REPRESENTATIONS AND WARRANTIES
Investor represents and warrants as follows:
(a)           The offer to sell the Units was directly communicated to Investor prior to the date hereof and done in such a manner that Investor and his counsel and advisors were able to ask questions and receive answers concerning the terms of this Offering;
(b)           The Investor and/or his purchaser representative were given access by the Company to all requested information and material to the extent such materials and information were possessed by the Company or could be acquired by it without unreasonable effort or expense. The Company has provided to the Investor reasonable access to, or the furnishing of, material information, prior to the sale to the Investor, of the following information:
i.           All material books and records of the Company
ii.           All material contracts and documents relating to the proposed transactions;
iii.           An opportunity to question the appropriate executive officers or partners; and
iv.	The Investor represents that he can bear the risk of economic loss of the entire investment.
(c)           The Investor is an “accredited investor,” as such term is defined in Regulation D, Rule 506 and has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor’s investment in the Units and is able to bear such risks.  Investor has obtained, in the Investor’s judgment, sufficient information from the Company or its authorized representatives to evaluate the merits and risks of such investment.  The Investor has evaluated the risks of investing in the Company and has determined that an investment in the Company is a suitable investment for the Investor.  The Investor has not utilized any other person as a purchaser representative in connection with evaluating such merits and risks, or if such a purchaser representative has been used, said representative has been disclosed in the Investor Questionnaire and he/she meets the foregoing criteria.
(d)           The Investor can afford a complete loss of the investment in the Units, can afford to hold the investment in the Units for an indefinite period of time, and acknowledges that distributions, if paid, may be paid in cash or in kind.
(e)           The Investor is acquiring the Units subscribed for herein for its own account, for investment purposes only and not with a view to distribute or resell such Units in whole or in part.
(f)           All information supplied by the Investor or provided on behalf of the Investor in the Investor Questionnaire is true and accurate and does not misrepresent or omit any material fact.

III.           INDEMNIFICATION
(1)           The Investor hereby releases, acquits, indemnifies and holds harmless the Company and its officers, directors, employees, agents, and those acting in concert or participation with them from:
(a)           any and all claims, actions or matters having to do with the lack of registration of the aforementioned securities; and
(b)           any and all claims or actions which are related to or caused by the Investor’s failure to fulfill any of the terms and conditions of this Agreement or by reason of Investor’s breach of any of the representations, warranties and covenants of Investor contained herein or in the Investor Questionnaire; and
(c)           any and all claims or actions which arise out of or are based upon the Investor providing material misstate of facts, misleading or false information to the Company or its representatives, or failing to disclose material facts in these Subscription Documents or otherwise in connection with this Offering.
Investor shall indemnify the Company from the foregoing claims and actions, and will be responsible for all damages, costs, and expenses arising there from, including attorney’s fees through trial, arbitration and appeal.

IV.           MISCELLANEOUS PROVISIONS
(1)           The Investor agrees that the terms and conditions of this Agreement shall be governed by and construed in accordance with the laws of State of Nevada, USA without regard to any statutory or  common-law provision pertaining to conflicts of laws.  Investor agrees that only courts of competent jurisdiction in Nevada, USA have concurrent jurisdiction with the arbitration tribunals of the American Arbitration Association for purposes of entering temporary, preliminary and permanent injunctive relief and with regard to any action arising from the Offering or out of any breach or alleged breach of this Agreement.  Investor agrees to submit to the personal jurisdiction of such courts and any other applicable court within the State of Nevada.
(2)           Investor agrees that all controversies, claims, disputes and matters in question arising out of, or related to the Offering, this Agreement, the breach of this Agreement, or any other matter or claim whatsoever between Investor and the Company shall be decided by binding arbitration before the American Arbitration Association, utilizing its Commercial Rules.  Venue for any arbitration between the Company and Investor shall be and is mandatory in Las Vagas, Nevada, USA, to the exclusion of all other places of venue, for all matters that arise under this Agreement.
(3)           This Agreement may be amended or modified only in a writing signed by the parties hereto. No evidence shall be admissible in any court concerning any alleged oral amendment hereof. This Agreement fully integrates all prior agreements and understandings between the parties concerning its subject matter.
(4)           This Agreement binds and inures to the benefit of the representatives, heirs, successors and permitted assigns of the respective parties hereto.
(5)           Each party hereto agrees for itself, its successors and permitted assigns to execute any and all instruments necessary for the fulfillment of the terms of this Agreement.
(6)           This Agreement may be executed in counterparts.
(7)           The execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound, and, if the Investor is not an individual, will not violate any governing provisions of the rules, regulations, statutes, or internally prepared documents or agreements of the Investor.  The signature on this Agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same, or, if the Investor is not an individual, the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms.

Investor acknowledges that he/she/it has read the foregoing material and understands its content and scope, and Investor accepts all the terms, conditions, and restrictions set forth herein.

IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement as of the date set forth below.
Date: (1) _________________, 2011

For Individual Investors:	For Investors other than Individuals:
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Signature	(Print or Type Name)

By:
(Print or Type Name)

As:
(Title)

Signature (if joint)	(Print or Type Name of Signatory)

(Print or Type Name)